Exhibit 10.4

                           INDEMNIFICATION AGREEMENT
                           -------------------------


                             Date: March 15, 2002

LSQ FUNDING GROUP L.C.
One South Orange Avenue
Suite 405
Orlando FL 32801

Re:   Health & Nutrition Systems International, Inc.

Ladies and Gentlemen:

         In order to induce you to extend financial accommodations to the Client pursuant to the Factoring and Security Agreement (the "Agreement") between you and the Client of even date herewith, the undersigned hereby warrants and represents to you as follows:

1. All Client's accounts which have been or will be reported to you by or on behalf of the Client under the Agreement and in which you hold a security interest ("Accounts"), whether such reports are in the form of agings, borrowing base certificates, collateral reports or financial statements, are genuine and in all respects what they purport to be, represent bona fide obligations of Client's customers arising out of the sale and completed delivery of merchandise sold by the Client (the "Sold Goods") in the ordinary course of its business in accordance with and in full and complete performance of customer's (each, a "Customer") order thereof.

2. All original checks, drafts, notes, letters of credit, acceptances and other proceeds of the Accounts, received by the Client, will be held in trust for you and will immediately be forwarded to you upon receipt, in kind, in accordance with the terms of the Agreements.

3. None of the Accounts are or will be the subject of any offsets, defenses or counterclaims of any nature whatsoever other than those offsets, defenses and counterclaims disclosed in writing by Client or the undersigned prior to the sale to us of the invoices subject to the offsets, defenses or counterclaims, and Client will not in any way impede or interfere with the normal collection and payment of the Accounts. The disclosure of every offset, defense or counterclaim must state in writing the maximum potential dollar value of the offset, defense or counterclaim that could be taken by an account debtor against an invoice or series of invoices prior to submission for sale.

4. Client is presently solvent. Solvent means Client's assets exceed its liabilities and Client is able to pay its debts as they become due.

5. The Sold Goods are and will be up to the point of sale, the sole and absolute property of the Client, and the Accounts and Sold Goods will be free and clear of all liens and security interests, except your security interest and except for that certain security interest which may be granted to Garden State or an affiliate thereof in certain collateral (the "Garden Lien").

6. The due dates of the Accounts will be as reported to you by or on behalf of the Client.

7. Client will promptly report to you all disputes, rejections, returns and resales of Sold Goods and all credits allowed by the Client upon all Accounts.

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8. All reports which you receive from the Client, including but not limited to those concerning its Accounts and its inventory, will be true and accurate except for minor inadvertent errors.

9. Client will not sell its inventory except in the ordinary course of business.

10. Client will not suffer any lien, security interest or other encumbrance on any of its present or future Accounts or inventory without your prior written consent in each instance other than the Garden Lien.

11. The undersigned hereby indemnifies you and holds you harmless from any direct, indirect, or consequential damage or loss which you may sustain as a result of the breach of any representation or warranty contained herein (all of which are continuing and irrevocable for so long as the Client is indebted to you), or of your reliance (whether such reliance was reasonable) upon any misstatement (whether or not intentional), fraud, deceit or criminal act on the part of any officer, employee, or agent of the Client, or any costs (including reasonable attorneys' fees and expenses) incurred by you in the enforcement of any rights granted to you hereunder. All such sums will be paid by the undersigned to you on demand.

12. Nothing herein contained shall be in any way impaired or affected by any change in or amendment of any of the Agreements. This agreement shall be binding upon the undersigned, and the undersigned's personal representative, successors, and assigns.

13. The responsibilities of the undersigned relative to this indemnification will extend only to invoices (and any costs and expenses associated therewith) purchased by you up to the date of the receipt by you of a certified letter notifying you that Guarantor's employment with Client has been terminated.

                                                        Very truly yours,

                                                          /s/
                                                        Guarantor

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